Exhibit 99.1

Press Release

BSY Investor Contact:
Eric Boyer
Investor Relations Officer
ir@bentley.com

Bentley Systems Announces Operating Results for the Third Quarter of 2023
EXTON, Pa. – November 7, 2023 – Bentley Systems, Incorporated (Nasdaq: BSY), the infrastructure engineering software company, today announced operating results for its third quarter and nine months ended September 30, 2023.

Third Quarter 2023 Operating Results

•Total revenues were $306.6 million, up 14.3% or 11.0% on a constant currency basis, year-over-year;
•Subscriptions revenues were $270.8 million, up 15.1% or 11.7% on a constant currency basis, year-over-year;
•Annualized Recurring Revenues (“ARR”) was $1,124.8 million as of September 30, 2023, compared to $983.7 million as of September 30, 2022, representing a constant currency ARR growth rate of 12.5%;
•Last twelve-month recurring revenues dollar-based net retention rate was 110%, consistent with the same period last year;
•Operating income margin was 24.0%, compared to 20.7% for the same period last year;
•Adjusted operating income inclusive of stock-based compensation expense (“Adjusted OI w/SBC”) margin was 28.2%, compared to 24.9% for the same period last year;
•Net income per diluted share was $0.16, compared to $0.12 for the same period last year;
•Adjusted net income per diluted share (“Adjusted EPS”) was $0.22, compared to $0.19 for the same period last year; and
•Cash flow from operations was $72.8 million, compared to $69.5 million for the same period last year.

Nine Months Ended September 30, 2023 Operating Results

•Total revenues were $917.8 million, up 13.0% or 12.8% on a constant currency basis, year-over-year;
•Subscriptions revenues were $807.8 million, up 14.0% or 13.6% on a constant currency basis, year-over-year;
•Operating income margin was 21.0%, compared to 20.7% for the same period last year;
•Adjusted OI w/SBC margin was 27.2%, compared to 25.8% for the same period last year;
•Net income per diluted share was $0.46, consistent with the same period last year;
•Adjusted EPS was $0.72, compared to $0.66 for the same period last year; and
•Cash flow from operations was $329.6 million, compared to $238.2 million for the same period last year.

CEO Greg Bentley said, “Our operating results this quarter demonstrate the sustainability of our more broadly balanced growth contributors. Year-over-year ARR growth (business performance in constant currency) remained strong at 12.5% despite fewer calendar workdays and an upsurge in perpetual license purchases. Continuing growth drivers include the Infrastructure Investment and Jobs Act in the U.S., expansion of E365 as our enterprise accounts accelerate going digital, and Virtuosity’s momentum in penetrating small and medium-sized business prospects.

“At our Year in Infrastructure Conference in Singapore last month, Going Digital Award finalists showcased advancements that enabled a reported median of 18% in project engineering savings. This reinforces our sustaining opportunity to help our accounts surmount the increasing capacity gap in infrastructure engineering resources, both through more specialized modeling and simulation applications and through iTwin-powered Bentley Infrastructure Cloud, to compound for them the ‘infrastructure intelligence’ value of their data.”

COO Nicholas Cumins commented, “Our 23Q3 operating results reflect continued strong performance, with trends generally in line with the previous quarter. ARR growth by sector was once again led by Public Works / Utilities; Resources remained above the company average, including Seequent despite the slowdown in new mine exploration projects, while Industrial was somewhat below average; and Commercial / Facilities remained flat. ARR growth by region was led by Americas, followed by Asia Pacific, then EMEA. In particular, we are pleased by the momentum we are seeing with the US DOTs and their ecosystem.”

CFO Werner Andre said, “In 23Q3 BSY’s financial results met or surpassed our expectations in revenues, recurring revenues dollar-based net retention rate, Adjusted operating income inclusive of stock-based compensation expense margin, and operating cash flows. Our constant currency ARR growth momentum and seasonality reflects the E365 consumption impact from this quarter’s fewer working days when compared to historic norm, and the increasing preferences for perpetual licenses especially in China. After de facto share repurchases, and this year’s higher dividends, we have primarily applied our strong operating cash flows to de-lever by 1.0x on a net debt to Adjusted EBITDA basis since the beginning of the year, and will look to further de-lever in the coming quarters as conditions permit in order to provide increasing capital structure strength and flexibility.”

Operating Results Call Details

Bentley Systems will host a live Zoom video webinar on November 7, 2023 at 8:15 a.m. EST to discuss operating results for its third quarter ended September 30, 2023.

Those wishing to participate should access the live Zoom video webinar of the event through a direct registration link at https://us06web.zoom.us/webinar/register/WN_VO5w_MjXT8CLW7nrIClg3A#/registration. Alternatively, the event can be accessed from the Events & Presentations page on Bentley Systems’ Investor Relations website at https://investors.bentley.com. In addition, a replay and transcript will be available after the conclusion of the live event on Bentley Systems’ Investor Relations website for one year.

Non-GAAP Financial Measures

In this operating results press release, we sometimes refer to financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of these measures are considered non-GAAP financial measures under the United States Securities and Exchange Commission (“SEC”) regulations. Those rules require the supplemental explanations and reconciliations that are in Bentley Systems’ Form 8-K (Quarterly Earnings Release) furnished to the SEC.

Forward-Looking Statements

This press release includes forward-looking statements regarding the future results of operations and financial position, business strategy, and plans and objectives for future operations of Bentley Systems, Incorporated (the “Company,” “we,” “us,” and words of similar import). All such statements contained in this press release, other than statements of historical facts, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations, projections, and assumptions about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, and there are a significant number of factors that could cause actual results to differ materially from statements made in this press release including: adverse changes in global economic and/or political conditions; the impact of current and future sanctions, embargoes and other similar laws at the state and/or federal level that impose restrictions on our counterparties or upon our ability to operate our business within the subject jurisdictions; political, economic, regulatory and public health and safety risks and uncertainties in the countries and regions in which we operate; failure to retain personnel necessary for the operation of our business or those that we acquire; changes in the industries in which our accounts operate; the competitive environment in which we operate; the quality of our products; our ability to develop and market new products to address our accounts’ rapidly changing technological needs; changes in capital markets and our ability to access financing on terms satisfactory to us or at all; the impact of changing or uncertain interest rates on us and on the industries we serve; our ability to integrate acquired businesses successfully; and our ability to identify and consummate future investments on terms satisfactory to us or at all.

Further information on potential factors that could affect the financial results of the Company are included in the Company’s Form 10‑K and subsequent Form 10‑Qs, which are on file with the SEC. The Company disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

About Bentley Systems

Bentley Systems (Nasdaq: BSY) is the infrastructure engineering software company. We provide innovative software to advance the world’s infrastructure – sustaining both the global economy and environment. Our industry-leading software solutions are used by professionals, and organizations of every size, for the design, construction, and operations of roads and bridges, rail and transit, water and wastewater, public works and utilities, buildings and campuses, mining, and industrial facilities. Our offerings, powered by the iTwin Platform for infrastructure digital twins, include MicroStation and Bentley Open applications for modeling and simulation, Seequent’s software for geoprofessionals, and Bentley Infrastructure Cloud encompassing ProjectWise for project delivery, SYNCHRO for construction management, and AssetWise for asset operations. Bentley Systems’ 5,000 colleagues generate annual revenues of more than $1 billion in 194 countries.
www.bentley.com

© 2023 Bentley Systems, Incorporated. Bentley, the Bentley logo, AssetWise, Bentley Infrastructure Cloud, Bentley Open, iTwin, MicroStation, ProjectWise, Seequent, SYNCHRO, and Virtuosity are either registered or unregistered trademarks or service marks of Bentley Systems, Incorporated or one of its direct or indirect wholly owned subsidiaries. All other brands and product names are trademarks of their respective owners.

BENTLEY SYSTEMS, INCORPORATED
Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$66,963	$71,684
Accounts receivable	243,488	296,376
Allowance for doubtful accounts	(8,312)	(9,303)
Prepaid income taxes	25,972	18,406
Prepaid and other current assets	46,128	38,732
Total current assets	374,239	415,895
Property and equipment, net	38,309	32,251
Operating lease right-of-use assets	41,434	40,249
Intangible assets, net	259,979	292,271
Goodwill	2,251,312	2,237,184
Investments	30,332	22,270
Deferred income taxes	61,664	52,636
Other assets	77,574	72,249
Total assets	$3,134,843	$3,165,005
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$26,389	$15,176
Accruals and other current liabilities	403,428	362,048
Deferred revenues	211,815	226,955
Operating lease liabilities	11,430	14,672
Income taxes payable	18,879	4,507
Current portion of long-term debt	8,750	5,000
Total current liabilities	680,691	628,358
Long-term debt	1,580,752	1,775,696
Deferred compensation plan liabilities	79,537	77,014
Long-term operating lease liabilities	31,355	27,670
Deferred revenues	15,189	16,118
Deferred income taxes	43,530	51,235
Income taxes payable	7,317	8,105
Other liabilities	4,311	7,355
Total liabilities	2,442,682	2,591,551
Stockholders’ equity:
Common stock	2,952	2,890
Additional paid-in capital	1,108,816	1,030,466
Accumulated other comprehensive loss	(95,128)	(89,740)
Accumulated deficit	(325,183)	(370,866)
Non-controlling interest	704	704
Total stockholders’ equity	692,161	573,454
Total liabilities and stockholders’ equity	$3,134,843	$3,165,005

BENTLEY SYSTEMS, INCORPORATED
Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Revenues:
Subscriptions	$270,751	$235,307	$807,839	$708,731
Perpetual licenses	11,887	9,460	33,152	31,213
Subscriptions and licenses	282,638	244,767	840,991	739,944
Services	23,974	23,565	76,781	72,190
Total revenues	306,612	268,332	917,772	812,134
Cost of revenues:
Cost of subscriptions and licenses	42,088	37,371	124,175	107,904
Cost of services	22,588	21,812	74,111	66,758
Total cost of revenues	64,676	59,183	198,286	174,662
Gross profit	241,936	209,149	719,486	637,472
Operating expense (income):
Research and development	65,465	63,827	203,382	189,966
Selling and marketing	53,757	46,114	160,262	141,676
General and administrative	42,678	37,794	128,743	128,981
Deferred compensation plan	(3,160)	(4,576)	4,763	(21,873)
Amortization of purchased intangibles	9,517	10,446	29,567	30,869
Total operating expenses	168,257	153,605	526,717	469,619
Income from operations	73,679	55,544	192,769	167,853
Interest expense, net	(10,047)	(9,134)	(30,623)	(23,521)
Other income, net	5,953	932	7,207	14,793
Income before income taxes	69,585	47,342	169,353	159,125
Provision for income taxes	(16,514)	(9,664)	(22,107)	(8,221)
Loss from investments accounted for using the equity method, net of tax	(44)	(681)	(44)	(1,846)
Net income	$53,027	$36,997	$147,202	$149,058
Per share information:
Net income per share, basic	$0.17	$0.12	$0.47	$0.48
Net income per share, diluted	$0.16	$0.12	$0.46	$0.46
Weighted average shares, basic	313,069,132	310,116,104	311,915,808	308,959,801
Weighted average shares, diluted	332,825,186	325,170,383	332,144,893	332,077,834

BENTLEY SYSTEMS, INCORPORATED
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended
	September 30,
	2023	2022
Cash flows from operating activities:
Net income	$147,202	$149,058
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	52,787	53,644
Deferred income taxes	(14,632)	(13,670)
Stock-based compensation expense	56,092	51,359
Deferred compensation plan	4,763	(21,873)
Amortization of deferred debt issuance costs	5,469	5,468
Change in fair value of derivative	(4,102)	(29,318)
Foreign currency remeasurement loss	3,198	14,445
Other	2,464	4,193
Changes in assets and liabilities, net of effect from acquisitions:
Accounts receivable	56,065	12,550
Prepaid and other assets	(1,246)	7,779
Accounts payable, accruals, and other liabilities	33,437	28,765
Deferred revenues	(17,688)	(26,725)
Income taxes payable, net of prepaid income taxes	5,834	2,523
Net cash provided by operating activities	329,643	238,198
Cash flows from investing activities:
Purchases of property and equipment and investment in capitalized software	(18,906)	(12,982)
Proceeds from sale of aircraft	—	2,380
Acquisitions, net of cash acquired	(23,110)	(719,539)
Purchases of investments	(11,352)	(10,304)
Proceeds from investments	2,123	—
Net cash used in investing activities	(51,245)	(740,445)
Cash flows from financing activities:
Proceeds from credit facilities	442,566	753,376
Payments of credit facilities	(634,718)	(408,714)
Repayments of term loan	(3,750)	(3,750)
Payments of contingent and non-contingent consideration	(3,039)	(6,996)
Payments of dividends	(43,992)	(25,828)
Proceeds from stock purchases under employee stock purchase plan	9,988	10,335
Proceeds from exercise of stock options	10,590	6,855
Payments for shares acquired including shares withheld for taxes	(57,527)	(42,213)
Repurchases of Class B Common Stock under approved program	—	(28,250)
Other	(137)	(123)
Net cash (used in) provided by financing activities	(280,019)	254,692
Effect of exchange rate changes on cash and cash equivalents	(3,100)	(8,926)
Decrease in cash and cash equivalents	(4,721)	(256,481)
Cash and cash equivalents, beginning of year	71,684	329,337
Cash and cash equivalents, end of period	$66,963	$72,856

BENTLEY SYSTEMS, INCORPORATED
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except share and per share data)
(unaudited)

Reconciliation of operating income to Adjusted OI w/SBC and to Adjusted operating income:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Operating income	$73,679	$55,544	$192,769	$167,853
Amortization of purchased intangibles	12,678	13,575	39,038	40,174
Deferred compensation plan	(3,160)	(4,576)	4,763	(21,873)
Acquisition expenses	2,980	3,203	15,278	21,056
Realignment expenses (income)	150	(971)	(1,800)	2,223
Adjusted OI w/SBC	86,327	66,775	250,048	209,433
Stock-based compensation expense	18,039	18,626	54,907	50,974
Adjusted operating income	$104,366	$85,401	$304,955	$260,407

Reconciliation of net income to Adjusted net income:

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2023		2022		2023		2022
	$	EPS(1)	$	EPS(1)	$	EPS(1)	$	EPS(1)
Net income	$53,027	$0.16	$36,997	$0.12	$147,202	$0.46	$149,058	$0.46
Non-GAAP adjustments, prior to income taxes:
Amortization of purchased intangibles	12,678	0.04	13,575	0.04	39,038	0.12	40,174	0.12
Stock-based compensation expense	18,039	0.05	18,626	0.06	54,907	0.17	50,974	0.15
Deferred compensation plan	(3,160)	(0.01)	(4,576)	(0.01)	4,763	0.01	(21,873)	(0.07)
Acquisition expenses	2,980	0.01	3,203	0.01	15,278	0.05	21,056	0.06
Realignment expenses (income)	150	—	(971)	—	(1,800)	(0.01)	2,223	0.01
Other income, net	(5,953)	(0.02)	(932)	—	(7,207)	(0.02)	(14,793)	(0.04)
Total non-GAAP adjustments, prior to income taxes	24,734	0.07	28,925	0.09	104,979	0.32	77,761	0.23
Income tax effect of non-GAAP adjustments	(5,306)	(0.02)	(5,342)	(0.02)	(19,303)	(0.06)	(13,832)	(0.04)
Loss from investments accounted for using the equity method, net of tax	44	—	681	—	44	—	1,846	0.01
Adjusted net income(2)	$72,499	$0.22	$61,261	$0.19	$232,922	$0.72	$214,833	$0.66

Adjusted weighted average shares, diluted(3)	332,825,186		332,079,181		332,144,893		332,077,834

(1)Adjusted EPS was computed independently for each reconciling item presented; therefore, the sum of Adjusted EPS for each line item may not equal total Adjusted EPS due to rounding.
(2)Adjusted EPS numerator includes $1,716 for both the three months ended September 30, 2023 and 2022, and $5,157 and $5,116 for the nine months ended September 30, 2023 and 2022, respectively, related to interest expense, net of tax, attributable to the convertible senior notes using the if‑converted method.
(3)Adjusted weighted average shares, diluted includes incremental shares, which were considered anti-dilutive on a GAAP basis, of 6,908,798 shares for the three months ended September 30, 2022 related to the dilutive effect of convertible senior notes using the if‑converted method.

Reconciliation of cash flow from operations to Adjusted EBITDA:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2023	2022	2023	2022
Cash flow from operations	$72,824	$69,468	$329,643	$238,198
Cash interest	9,988	7,119	29,370	17,647
Cash taxes	10,704	7,972	28,703	18,502
Cash deferred compensation plan distributions	—	—	2,125	7,336
Cash acquisition expenses	4,487	420	19,777	23,169
Changes in operating assets and liabilities	13,504	5,513	(84,494)	(30,500)
Other(1)	(2,336)	(752)	(6,420)	(475)
Adjusted EBITDA	$109,171	$89,740	$318,704	$273,877

(1) Includes receipts related to interest rate swap.